AMENDMENT NO. 1 TO
                            WARRANT CERTIFICATE

     This Amendment No. 1 to the Warrant Certificate (this "AMENDMENT") is made and entered into as of June 25, 2001, by and between FINOVA Capital Corporation, as successor-in-interest to FINOVA Technology Finance, Inc. (the "HOLDER") and Cinema Ride, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

     A. The Company issued to the Holder that certain Warrant Certificate dated December 24, 1996 (the "CERTIFICATE").

     B. The Certificate evidences the Holder's right to purchase 100,000 shares of the Common Stock of the Company at an Exercise Price of $2.00 per share.

     c. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Certificate.

     D. The parties desire to modify the provisions of the Certificate as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises contained herein, the parties agree as follows:

     1.   AMENDMENT  TO  PARAGRAPH   1  OF  THE  CERTIFICATE.    The  first
paragraph of the Certificate is hereby amended by deleting the reference to "$2.00" and substituting therefor "$1.00."

     2. EFFECTIVENESS OF CERTIFICATE. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Certificate, including the Holder's anti-dilution rights. In the event of any conflict between the Certificate, this Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

     3.   COUNTERPARTS.   This Agreement may be executed  in  two  or  more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.





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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              CINEMA RIDE, INC.


                              By: /s/ Mitch Francis
                                 _______________________________________
                             Its: President



                              FINOVA CAPITAL CORPORATION


                              By:_______________________________________

                             Its:_______________________________________

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